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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
January 26, 2004

C-CHIP TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33199 (Commission File No.)	88-0467848 (IRS Employer ID)

4710 St-Ambroise
Suite 227
Montreal, Quebec
Canada H4C 2C7
(Address of principal executive offices and Zip Code)

(514) 337-2447
(Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

The Company announced in a press release dated January 26, 2004, that it has concluded an agreement with the CBM Group Inc. to develop and market wireless telemetry devices enabling credit granters the remote control of electronic consumer appliances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of January, 2004.

C-CHIP TECHNOLOGIES CORPORATION

BY:	/s/ Stephane Solis Stephane Solis, President and Principal Executive Officer